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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 26, 2005

                               -----------------

                                 VIRTGAME CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                               -----------------

        Delaware                       000-29800               33-0716247
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
     Incorporation)                                       Identification Number)

                           5900 Pasteur Ct., Suite 110
                           Carlsbad, California 92008
                    (Address of principal executive offices)

                                 (760) 438-1247
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

      |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01 Other Events.

On April 26, 2005, we issued a press release announcing that Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation, has filed with the Securities and Exchange Commission a registration statement on Form S-4, that includes a preliminary prospectus of Mikohn and a preliminary proxy statement of VirtGame Corp., with respect to Mikohn's proposed acquisition of VirtGame. A copy of the press release is attached as Exhibit 99.1.

Additional Information

Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation, has filed with the Securities and Exchange Commission a registration statement on Form S-4 that includes a preliminary prospectus of Mikohn, a preliminary proxy statement of VirtGame Corp., and other relevant documents in connection with Mikohn's proposed acquisition of VirtGame. Investors and security holders are advised to read the prospectus/proxy statement regarding the proposed merger if and when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the prospectus/proxy statement, if and when available, and other documents filed by Mikohn and VirtGame at the Securities and Exchange Commission's web site at www.sec.gov. The prospectus/proxy statement and such other documents may be obtained, when available, from VirtGame by directing such request to VirtGame Corp., 5900 Pasteur Ct., Suite 100, Carlsbad, California 92008, Attention: Investor Relations. The prospectus/proxy statement and such other documents may also be obtained, when available, from Mikohn by directing such request to Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada, 89119,
Attention: Investor Relations. A description of any interests that VirtGame's or Mikohn's directors and executive officers have in the proposed merger will be available in the prospectus/proxy statement. Information regarding VirtGame's officers and directors is included in VirtGame's Form 10-KSB filed with the Securities and Exchange Commission on April 4, 2005. Information regarding Mikohn's officers and directors is included in Mikohn's Form 10-K filed with the Securities and Exchange Commission on March 15, 2005. These materials are available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from VirtGame and Mikohn.

Forward Looking Statements

Safe Harbor Statements under The Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements, including statements regarding expectations for the acquisition of VirtGame and the number of shares of Mikohn common stock expected to be issued in connection with the proposed transaction. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that the merger transaction may not be completed in the third quarter of 2005, or at all, risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the transaction, including approval by stockholders of VirtGame, risks related to any uncertainty surrounding the transaction, and the costs related to the transaction. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur. We encourage readers to review the registration statement on Form S-4 filed by Mikohn with the Securities and Exchange Commission on April 25, 2005, including the prospectus/proxy statement, when available. The registration statement on Form S-4 has a more complete summary of the merger terms and includes as an appendix thereto the definitive merger agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number          Description
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99.1            Press release dated April 26, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VIRTGAME CORP.


Date: April 26, 2005                     /s/  Mark Newburg
                                         ---------------------------------------
                                         Mark Newburg, Chief Executive Officer
                                         and President

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                                  Exhibit Index

Exhibit
Number          Description
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99.1            Press release dated April 26, 2005